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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 2005

                            COLLECTORS UNIVERSE, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-27887                  33-0846191
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

   1921 E. Alton Avenue, Santa Ana, California                     92705
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     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

        On November 30, 2005, Collectors Universe, Inc. announced its entry into an asset purchase agreement that provides for Collectors Universe to acquire the business and substantially all of the assets of Gemprint Corporation, which primarily includes a patented technology for non-invasive diamond identification. Collectors Universe has agreed to pay a purchase price consisting of $7.5 million in cash, at closing, plus $1 for each diamond registration using the Gemprint process in excess of 100,000 registrations during any year in the five year period immediately following consummation of the acquisition. During the 12 months ended on October 31, 2005, Gemprint registered over 30,000 diamonds. Consummation of the Gemprint acquisition is subject to satisfaction of certain conditions, set forth in the asset purchase agreement, including the obtaining of third party consents and the approval of the holders of two-thirds of Gemprint's outstanding shares. Gemprint has set December 19, 2005 as the date for a special shareholders meeting at which its shareholders will vote on approval of the asset purchase agreement and the sale to Collectors Universe of Gemprint's business and assets. As disclosed in the press release, Collectors Universe has obtained, from the holders of approximately 80% of Gemprint's shares, voting agreements obligating them to vote for approval of the agreement and the sale of Gemprint to Collectors Universe.

        A copy of the press release announcing this acquisition is attached as
Exhibit 99.1 to, and by this reference is incorporated into, this Current Report on Form 8-K.

        In accordance with General Instruction B-2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

        EXHIBIT NO.                            DESCRIPTION
        -----------     -------------------------------------------------------
            99.1        Press Release of Collectors Universe, Inc. issued
                        November 30, 2005 announcing its entry into an asset purchase agreement for its proposed acquisition of Gemprint Corporation

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    COLLECTORS UNIVERSE, INC.


Dated: November 30, 2005                            By: /s/ JOE J. WALLACE
                                                        -----------------------
                                                        Joe J. Wallace,
                                                        Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION
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    99.1       Press Release of Collectors Universe, Inc. issued November 30,
               2005 announcing its entry into an asset purchase agreement for its proposed acquisition of Gemprint Corporation.